                                                           EXHIBIT 21

                  SUBSIDIARIES OF DOLE FOOD COMPANY, INC.

There are no parents of the Registrant.

Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

Dole Holdings, Inc. (fka Castle & Cooke Fresh Fruit Company)             100%
       (Nevada)

       Beebe Orchard Company                                             100%
             (Delaware)

       Dole Citrus                                                       100%
             (California)

       Dole Fresh Fruit Company                                          100%
             (Nevada)

             Dole Ocean Liner Express, Inc.                              100%
                  (Nevada)

             Dole Europe Company                                         100%
                  (Delaware)

                  Dole Fresh Fruit Europe Ltd. & Co.                     100%
                       (Federal Republic of Germany)

             Dole Fresh Fruit International, Inc.                        100%
                  (Panama)

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

Dole Holdings, Inc. (cont'd)

             Standard Fruit Company                                      100%
                  (Delaware)

                  Cerveceria Hondurena, S.A.                              82%
                        (Honduras)

                  Manufacturas de Carton S.A                             100%
                        (Honduras)

                        Compania Agropecuaria el Porvenir S.A.           100%
                              (Honduras)

                  Fabrica de Manteca y Jabon Atlantida S.A.               51%
                        (Honduras)

                  Standard Fruit Company de Costa Rica, S.A.             100%
                        (Costa Rica)

       Wells & Wade Fruit Company                                        100%
             (Washington)

Ashford Company Limited                                                  100%
       (Bermuda)

Castle & Cooke Worldwide Limited                                         100%
       (Hong Kong)

       Standard Fruit Company (Bermuda) Ltd.                             100%
             (Bermuda)

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

Castle & Cooke Worldwide Limited (cont'd)

       Dole Fresh Fruit International, Limited                           100%
             (Liberia)

             Productora Cartonera S.A.                                    51%
                  (Ecuador)

       Solvest, Ltd.                                                     100%
             (Bermuda)

             Alppha Sideral S.A.                                         100%
                  (Costa Rica)

             Dole Italia s.p.a                                           100%
                  (Italy)

             Inversiones y Valores Montecristo, S.A.                      74%
                  (Honduras)

                  Standard Fruit de Honduras, S.A.                       100%
                        (Honduras)

                  Agricola Santa Ines, S.A.                               98%
                        (Honduras)

             Union de Bananeros Ecuatorianos, S.A.                       100%
                  (Ecuador)

                  Productora Cartonera S.A.                               49%
                        (Ecuador)

             Tecnicas Baltime de Colombia, S.A.                          100%
                  (Colombia)

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

Castle & Cooke Worldwide Limited (cont'd)

             Comafrica, spa                                               51%
                  (Italy)

             Dole Europe B.V.                                            100%
                  (Netherlands)

                  Dole (Deutschland) GmbH                                100%
                        (Germany)

                        Paul Kempowski GmbH & Co. KG                     100%
                             (Germany)

                  Dole Food Espana, S.A.                                 100%
                        (Spain)

                        Jesus Alonso Gaytan, S.A.                        100%
                              (Spain)

                  Pascual Hermanos                                        91%
                        (Spain)

                  Soleil Holding France S.A.                             100%
                        (France)

                        Saman, S.A.                                      100%
                              (France)

                        Muriserries Francaises                           100%
                              (France)

Dole Chile S.A.                                                          100%
      (Chile)

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

Castle & Cooke Worldwide Limited (cont'd)

             Cartones San Fernando S.A.                                   90%
                   (Chile)

                   Inversiones del Pacifico, S.A.                        100%
                         (Chile)

       Dole Thailand Limited                                              64%
             (Thailand)

Compania Financiera de Costa Rica, S.A.                                  100%
       (Costa Rica)

Dole Bakersfield, Inc.                                                   100%
       (California)

Dole Fresh Vegetables, Inc.                                              100%
       (California)

       Bud Antle, Inc.                                                   100%
             (California)

       Royal Packing Co.                                                 100%
             (California)

Dole Japan, Ltd.                                                         100%
    (Japan)

Dole Philippines, Inc.                                                    99%
    (Republic of the Philippines)

S & J Ranch, Inc.                                                        100%
    (California)

    Dole Orland, Inc. (fka Dole Nut Company)                             100%
         (California)

                                                                   Percent of
                                                                   Outstanding
                                                                   Voting Securities
                                                                   Owned as of
Subsidiaries of Registrant                                         January 3, 1998
--------------------------                                         -----------------

S&J Ranch, Inc. (cont'd)


        Dole Dried Fruit and Nut Company,                                 10%
            a California general partnership

M K Development, Inc.                                                    100%
       (Hawaii)

       Dole Dried Fruit and Nut Company,
            a California general partnership                              90%

La Petite d'Agen, Inc.                                                   100%
       (Hawaii)

       Cerulean, Inc.                                                     61%
              (Hawaii)

              Muscat, Inc.                                               100%
                      (Hawaii)

       Calicahomes, Inc.                                                 100%
              (California)

Dole Diversified, Inc. (fka Castle & Cooke Land Company, Inc.)           100%
       (Hawaii)

Zante Currant, Inc.                                                      100%
       (Hawaii)

Blue Anthurium, Inc.                                                     100%
       (Hawaii)

       Cerulean, Inc.                                                     39%
             (Hawaii)

             Alyssum, Inc.                                               100%
                  (California)


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